Exhibit 99.1

ALABAMA AIRCRAFT INDUSTRIES, INC. ANNOUNCES PLAN TO DELIST FROM

NASDAQ AND DEREGISTER ITS COMMON STOCK

Birmingham, AL. – March 18, 2009 – Alabama Aircraft Industries, Inc. (NASDAQ: AAII), (the “Company”) announced today that it has submitted written notice to the NASDAQ Stock Market LLC (“NASDAQ”) of its intention to delist its common stock from NASDAQ, where it currently trades on NASDAQ’s Global Market. The Company intends to file a Form 25 with the Securities and Exchange Commission (the “SEC”) and NASDAQ on or about April 1, 2009 to effect the delisting of its common stock from NASDAQ. By operation of law, the delisting will be effective ten days after the filing of the Form 25 with the SEC.

Following the effectiveness of the Form 25 filing, the Company’s common stock will not be eligible for trading on any national securities exchange or the OTC Bulletin Board, although it may still be eligible for quotation on the Pink Sheets by broker-dealers. The Pink Sheets is a centralized quotation service that collects and publishes market maker quotes in real time, primarily through its website at www.pinksheets.com. Although the Company expects to be quoted on the Pink Sheets, the Company can provide no assurance that any broker-dealer will make a market in the Company’s Common Stock, which is a requirement for Pink Sheet trading.

Additionally, on the same day that the delisting becomes effective, on or around April 11, 2009, the Company intends to file a Form 15 with the SEC to voluntarily terminate the registration of its common stock under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and suspend its reporting obligations with the SEC. The Company anticipates the termination of registration will become effective 90 days following the filing of the Form 15 with the SEC. However, the Company’s obligation to file certain periodic reports and forms with the SEC, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Proxy Statements, will immediately be suspended upon filing of the Form 15. The Company plans to file its Annual Report on Form 10-K for the year ended December 31, 2008 on or about March 31, 2009, and plans to continue posting quarterly and annual financial results (including an annual audit) and outstanding share information on its website and to maintain its internal policies regarding trading in its stock by officers, directors and affiliates.

The Company announced that its decision to delist and deregister its securities was made based primarily on the costs and demands on management time arising from compliance with SEC rules, Sarbanes-Oxley and NASDAQ listing standards. The Company is eligible to deregister its securities because it has fewer than 300 holders of record. The Board of Directors believes that while the liquidity for the Company’s stock may be reduced and the price of its stock could decrease at least in the near term, the accounting, legal and administrative savings associated with deregistration, both in terms of cost and in time, are in the best interests of stockholders and the Company. In light of the Company’s size, small market capitalization and the thinly-traded market for its stock, the Board believes the financial burden of reporting is disproportionate to any benefits of maintaining its registered status. In light of current and expected future regulatory requirements, especially those arising under Sarbanes-Oxley, the

Company estimates that it will save approximately $500,000 annually by delisting and deregistering. The Company also expects that management will be able to better focus its attention and resources on further improving its capabilities as a cost-competitive vendor to the U.S. government.

Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding the Company’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts.

The Company wishes to caution you that there are some known and unknown factors that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, including but not limited to operational challenges in achieving strategic objectives and executing the Company’s plans, the risk that markets do not evolve as anticipated, the potential impact of the general economic slowdown, and competition in the industry.

The Company refers you to the documents that it files from time to time with the SEC, specifically the section entitled “Risk Factors” of its most recent Annual Report filed on Form 10-K and Quarterly Reports on Form 10-Q, which contain and identify other important factors that could cause actual results to differ materially from those contained in the Company’s projections or forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All subsequent written and oral forward-looking statements by or concerning the Company are expressly qualified in their entirety by the cautionary statements above. The Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.